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                                                                    Exhibit 99.2
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                                                     OPERATING STATEMENT (P&L) TOTAL
                                                     -------------------------------
                                                             (ACCRUAL BASIS)
                                                             ---------------

Debtor:          DeVlieg Bullard, Inc.                                                        Case No:             99-52111
                 --------------------------------------------------                                          ------------------

                 Month Ending:                                          29-Feb-00
                                                        -------------------------------------------


                                                           Current                       Total
                                                            Month                     Since Filing
                                                            -----                     ------------

Total Revenue / Sales                                    $ 3,930,379                  $ 32,358,936
Cost of Sales                                            $ 2,110,931                  $ 18,805,494
Amortization                                             $   158,789                  $  1,167,713
                                                         -----------                  ------------
Gross Profit                                             $ 1,660,659                  $ 12,385,729
                                                         ===========                  ============

     EXPENSES:

Officer Compensation                                     $    20,650                  $    281,628
Salary Expenses                                          $   602,076                  $  5,393,523
Employee Benefits & Pensions                             $   110,444                  $  1,018,531
Payroll Taxes                                            $    66,722                  $    505,460
Other Taxes                                              $     4,000                  $     48,786
Rent & Lease Expense                                     $   110,375                  $    796,104
Interest Expense                                         $   208,655                  $  1,729,955
Insurance                                                $    18,229                  $     84,003
Automobile & Truck Expense                               $        94                  $     89,332
Utilities                                                $    43,530                  $    620,772
Depreciation                                             $    32,691                  $    383,456
Travel and Entertainment                                 $    93,618                  $    624,422
Repairs and Maintenance                                  $     6,405                  $    161,948
Advertising                                              $    19,946                  $    106,767
Supplies, Office Expenses, etc.                          $    61,844                  $    551,937
Other Administrative                                     $   144,577                  $  2,654,211

                                                         -----------                  ------------
TOTAL EXPENSES:                                          $ 1,543,856                  $ 15,050,835

                                                         -----------                  ------------
NET OPERATING PROFIT / (LOSS)                            $   116,803                  $ (2,665,106)
                                                         ===========                  ============

Add:    Non-Operating Income:
                 Interest Income                         $      --                    $       --
                 Other Income                            $      --                    $  3,175,827

Add:    Non-Operating Expenses:
                 Professional Fees                       $  (106,101)                 $ (1,821,636)
                 Other                                   $  (158,222)                 $   (353,961)

                                                         -----------                  ------------
NET INCOME / (LOSS)                                      $  (147,520)                 $ (1,664,876)
                                                         ===========                  ============
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           Date:
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NOTE: